UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☑	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-11(c) or § 240.14a-12
INVESCO CALIFORNIA MUNICIPAL INCOME TRUST
INVESCO CALIFORNIA MUNICIPAL SECURITIES
INVESCO CALIFORNIA QUALITY MUNICIPAL SECURITIES
INVESCO HIGH YIELD INVESTMENTS FUND, INC.
INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST
INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST II
INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST III
INVESCO MUNICIPAL PREMIUM INCOME TRUST
INVESCO NEW YORK QUALITY MUNICIPAL SECURITIES
INVESCO QUALITY MUNICIPAL INCOME TRUST
INVESCO QUALITY MUNICIPAL INVESTMENT TRUST
INVESCO QUALITY MUNICIPAL SECURITIES
INVESCO VALUE MUNICIPAL BOND TRUST
INVESCO VALUE MUNICIPAL INCOME TRUST
INVESCO VALUE MUNICIPAL SECURITIES
INVESCO VALUE MUNICIPAL TRUST
INVESCO VAN KAMPEN ADVANTAGE MUNICIPAL INCOME TRUST II
INVESCO VAN KAMPEN BOND FUND
INVESCO VAN KAMPEN CALIFORNIA VALUE MUNICIPAL INCOME TRUST
INVESCO VAN KAMPEN DYNAMIC CREDIT OPPORTUNITIES FUND
INVESCO VAN KAMPEN HIGH INCOME TRUST II
INVESCO VAN KAMPEN MASSACHUSETTS VALUE MUNICIPAL INCOME TRUST
INVESCO VAN KAMPEN MUNICIPAL OPPORTUNITY TRUST
INVESCO VAN KAMPEN MUNICIPAL TRUST
INVESCO VAN KAMPEN OHIO QUALITY MUNICIPAL TRUST
INVESCO VAN KAMPEN PENNSYLVANIA VALUE MUNICIPAL INCOME TRUST
INVESCO VAN KAMPEN SELECT SECTOR MUNICIPAL TRUST
INVESCO VAN KAMPEN SENIOR INCOME TRUST
INVESCO VAN KAMPEN TRUST FOR INVESTMENT GRADE MUNICIPALS
INVESCO VAN KAMPEN TRUST FOR INVESTMENT GRADE NEW JERSEY MUNICIPALS
INVESCO VAN KAMPEN TRUST FOR INVESTMENT GRADE NEW YORK MUNICIPALS
INVESCO VAN KAMPEN TRUST FOR VALUE MUNICIPALS
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
1) Title of each class of securities to which transaction applies:

2) Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4) Proposed maximum aggregate value of transaction:

5) Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
1) Amount Previously Paid:

2) Form, Schedule or Registration Statement No.:

3) Filing Party:

4) Date Filed:

Press Release For immediate release

Invesco and Invesco Van Kampen Closed-End Funds Conduct Annual Meetings of Shareholders

CONTACT: David Bachert 713-214-1465 or david.bachert@invesco.com
ATLANTA July 17, 2012 — Invesco announced today that Invesco California Municipal Income Trust (IIC), Invesco California Quality Municipal Securities (IQC), Invesco High Yield Investments Fund, Inc. (MSY), Invesco California Municipal Securities (ICS), Invesco Value Municipal Bond Trust (IMC), Invesco Value Municipal Income Trust (IIM), Invesco Value Municipal Securities (IMS), Invesco Value Municipal Trust (IMT), Invesco Municipal Income Opportunities Trust (OIA), Invesco Municipal Income Opportunities Trust II (OIB), Invesco Municipal Income Opportunities Trust III (OIC), Invesco Municipal Premium Income Trust (PIA), Invesco New York Quality Municipal Securities (IQN), Invesco Quality Municipal Income Trust (IQI), Invesco Quality Municipal Securities (IQM), Invesco Quality Municipal Investment Trust (IQT), Invesco Van Kampen Advantage Municipal Income Trust II (VKI), Invesco Van Kampen Bond Fund (VBF), Invesco Van Kampen California Value Municipal Income Trust (VCV), Invesco Van Kampen Dynamic Credit Opportunities Fund (VTA), Invesco Van Kampen High Income Trust II (VLT), Invesco Van Kampen Massachusetts Value Municipal Income Trust (VMV), Invesco Van Kampen Municipal Trust (VKQ), Invesco Van Kampen Municipal Opportunity Trust (VMO), Invesco Van Kampen Ohio Quality Municipal Trust (VOQ), Invesco Van Kampen Pennsylvania Value Municipal Income Trust (VPV), Invesco Van Kampen Select Sector Municipal Trust (VKL), Invesco Van Kampen Senior Income Trust (VVR), Invesco Van Kampen Trust for Investment Grade Municipals (VGM), Invesco Van Kampen Trust for Investment Grade New Jersey Municipals (VTJ), Invesco Van Kampen Trust for Investment Grade New York Municipals (VTN) and Invesco Van Kampen Trust for Value Municipals (VIM) (the “Funds”) held their annual meetings of shareholders. The matters considered at the annual meetings were the election of trustees, redomestications of certain Funds into Delaware statutory trusts, amendments to certain Funds’ governing documents, mergers of certain Funds and advisory fee increases for certain Funds.
At the meetings, shareholders of the Funds approved the following items:
Election of Trustees
Shareholders of IMC, IMT, IMS, IIM, IQT, IQM, IQI, IIC, IQC, ICS, OIA, OIB, OIC, MSY, PIA and IQN elected the following Trustees/Directors:
James T. Bunch
Bruce L. Crockett
Rodney F. Dammeyer
Jack M. Fields
Martin L. Flanagan
Carl Frischling

Invesco
1555 Peachtree Street, N.E.
Atlanta, GA 30309
www.invesco.com

Shareholders of VCV, VMV, VKI, and VPV elected the following Trustees:
David C. Arch
Jerry D. Choate
Suzanne H. Woolsey
Shareholders of VBF, VTA, VIM, VMO, VTN, VOQ, VTJ, VKQ, VVR, VLT and VGM elected the following Trustees:
Wayne W. Whalen
Linda Hutton Heagy
Shareholders of VKL elected the following Trustees:
Colin D. Meadows
R. Craig Kennedy
Hugo F. Sonnenschein
Effective as of July 17, 2012, Messrs. Howard J Kerr and Jack E. Nelson retired as Trustees and Mr. Rodney F. Dammeyer stepped down as a Trustee of VKI, VCV, VPV, VMV, VTA, VLT, VBF, VGM, VTJ, VIM, VTN, VOQ, VKQ, VMO, VVR and VKL, and the Board of Trustees of those funds reduced the size of the Board to eight Trustees.
Adjournment
The annual meetings of shareholders of IMC, IMT, IMS, IIM, IQT, IQM, IQI, IIC, IQC, ICS, OIA, OIB, OIC, MSY, PIA, IQN, VKI, VCV, VPV, VMV, VTA, VLT, VBF, VGM, VTJ, VIM, VTN, VOQ, VKQ, VMO, VVR and VKL with regards to proposals for redomestications, amendments to governing documents, mergers and advisory fee increases have been adjourned until August 14, 2012 to provide these funds with additional time to solicit further shareholder votes. The adjourned meetings will begin at 1 p.m. EDT and will be held at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309.
Investing involves risk and it is possible to lose money on any investment in the funds.
About Invesco Ltd.
Invesco Ltd. is a leading independent global investment management firm, dedicated to helping investors worldwide achieve their financial objectives. By delivering the combined power of our distinctive investment management capabilities, Invesco provides a wide range of investment strategies and vehicles to our retail, institutional and high net worth clients around the world. Operating in more than 20 countries, the firm is listed on the New York Stock Exchange under the symbol IVZ. Additional information is available at www.invesco.com.
Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds and the subdistributor

Invesco
1555 Peachtree Street, N.E.
Atlanta, GA 30309
www.invesco.com

for its STIC Global Funds. Both Invesco Advisers, Inc. and Invesco Distributors, Inc. are wholly owned, indirect subsidiaries of Invesco Ltd.
Note: There is no assurance that a closed-end fund will achieve its investment objective. Shares are bought on the secondary market and may trade at a discount or premium to NAV. Regular brokerage commissions apply.
—Invesco—

Invesco
1555 Peachtree Street, N.E.
Atlanta, GA 30309
www.invesco.com